UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 31, 2020
Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On December 31, 2020, Body and Mind Inc. (the “Company” or “BaM”) issued a news release to announce that its interim financial statements for the three month period ended October 31, 2020, including the related management discussion and analysis, and CEO and CFO certifications (collectively, the “October 31, 2020 Interim Financial Filings”) were not filed as required under Canadian securities legislation by the required filing deadline of December 30, 2020.

The Company has determined that it was not able to meet the December 30, 2020 filing deadline (the “Filing Deadline”) under Canadian securities legislation for the October 31, 2020 Interim Financial Filings. Although the review process is progressing, the Company anticipates some delays in completing the review process, such that the Company is not able to meet the Filing Deadline for the October 31, 2020 Interim Financial Filings. The Company is taking proactive measures to address delays and the Company is working to complete the interim financial filings as soon as possible.

The Company has applied to the applicable Canadian securities regulatory authorities and received a management cease trade order related to the Company’s securities to be imposed against the Chief Executive Officer and Chief Financial Officer of the Company to trade securities of the Company. The management cease trade order will be in effect until the October 31, 2020 Interim Financial Filings are filed, and requires that the October 31, 2020 Interim Financial Filings be filed on or before January 28, 2021.

Until the October 2020 Interim Financial Filings are filed, the Company intends to provide information in accordance with National Policy 12-203 Management Cease Trade Orders.

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	News Release dated December 31, 2020.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: January 4, 2021	By:	/s/ Michael Mills
Michael Mills
President, CEO and Director

3